UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 17, 2007

Date of report (Date of earliest event reported)

ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)

10201 Wayzata Boulevard, Suite 250
Minneapolis, Minnesota		55305
(Address of principal executive offices)		(Zip Code)

Telephone Number: (763) 226-2701

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

PJC Capital LLC Note and Warrant

On October 17, 2007, Advanced BioEnergy, LLC (the “Company”) issued a $10 million Secured Term Loan Note dated October 17, 2007 (the “Note”) to PJC Capital LLC (“PJC”). In connection with the Note, the Company also issued to PJC a Warrant to Purchase Units of the Company (the “Warrant”). The Warrant gives PJC the option to purchase 450,000 units of the Company at an exercise price per unit equal to $14.00. The Warrant expires on October 17, 2012. The proceeds of the Note will be used for the Company’s ethanol production facility located in Fairmont, Nebraska, which is in the final stage of construction.

The Note bears interest at 13% per annum compounded quarterly until July 15, 2008 and 15% per annum compounded quarterly thereafter. The Note will mature on the earlier of (a) October 16, 2008, (b) the occurrence of a change of control of the Company and (c) the date of acceleration of the obligations following the occurrence of an event of default. Loans outstanding under the Note can be prepaid without penalty, and are also subject to mandatory prepayment in certain circumstances (subject to specified exclusions), including if the Company or its subsidiary, ABE Fairmont, LLC (“ABE Fairmont”) disposes of any assets or issues any equity interests, debt securities or notes. The mandatory prepayment provisions are subject to any amounts required to be prepaid under ABE Fairmont’s current loan agreement with Farm Credit Services of America, FLCA (as further described below) and that certain Loan and Trust Agreement dated as of April 1, 2006 among ABE Fairmont, County of Fillmore, State of Nebraska and Wells Fargo Bank, N.A.

The Note includes, among other terms and conditions, limitations (subject to specified exclusions) on the ability of the Company and ABE Fairmont to make asset dispositions; merge or consolidate with or into another person or entity; create, incur, assume or be liable for indebtedness; create, incur or allow liens on any property or assets; make investments; declare or make specified restricted payments or dividends; enter into transactions with affiliates; and change their line of business. In addition, the Note requires the Company and ABE Fairmont to maintain adequate and specified insurance and comply with laws and permits. The Note contains customary events of default and also includes events of defaults for defaults on other indebtedness of the Company or its subsidiaries under specified loan documents.

In connection with the Note, the Company also entered into a Membership Interest Pledge Agreement dated as of October 17, 2007 (the “Pledge Agreement”) in favor of PJC. Among other things, the Pledge Agreement provides PJC with a first-priority security interest in the equity interests of ABE Fairmont.

The descriptions of the Note, the Warrant and the Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to these documents, which are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this report and incorporated by reference herein.

Amendments to the ABE Fairmont Senior Loan Documents

Upon receipt of the funds pursuant to the Note described above, ABE Fairmont entered into an amendment to its current Master Loan Agreement with Farm Credit Services of America, FLCA and CoBank, ACB (“CoBank”), as Administrative Agent (as amended to date, the “CoBank Loan Agreement”). Among other things, this amendment changes certain restrictions relating to the incurrence of debt and the ability of ABE Fairmont to pay dividends. It also amends certain financial covenants related to net worth and working capital.

On October 17, 2007, ABE Fairmont also entered into a Statused Revolving Credit Supplement (the “Supplement”) to the CoBank Loan Agreement. The Supplement provides for additional revolving loans in an aggregate principal amount not to exceed $8,000,000. In connection with these transactions, ABE Fairmont also entered into certain amendments to the construction, term and revolving loans previously made under the CoBank Loan Agreement. These amendments change the repayment terms of certain construction and term loans, provide for certain fees and make certain other changes.

The amendment to the CoBank Loan Agreement, the Supplement and the construction, term and revolving loan amendments are each dated as of October 5, 2007, but were conditioned upon and subject to CoBank’s receipt of evidence that ABE Fairmont received additional equity capital of $14,000,000. Upon the receipt of the proceeds of the Note and other capital from the Company, ABE Fairmont met this condition.

The descriptions of the amendment to the CoBank Loan Agreement, the Supplement, and the amendments to the revolving loans and the construction and term loans do not purport to be complete and are qualified in their entirety by reference to these documents, which are filed as Exhibits 10.2-10.5 to this report and incorporated by reference herein.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is also responsive to Item 2.03 and is hereby incorporated by reference.

Item 3.02.                                          Unregistered Sales of Equity Securities.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the Note and Warrant issued to PJC is also responsive to Item 3.02 and is hereby incorporated by reference.

The Note and the Warrant were issued in reliance on an exemption from the registration provisions of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933. We have not made any other sales of securities that are part of the same offering. No underwriting discounts or commissions were paid in this transaction, and we conducted no general solicitation in connection with the offer or sale of the securities issued in connection with this transaction. The acquirer of the securities made representations to us regarding its status as an accredited investor as defined in Regulation D and its intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. Appropriate legends will be affixed to any units issued under the Warrant.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

4.1	Secured Term Loan Note issued to PJC Capital LLC dated October 17, 2007

4.2	Warrant To Purchase Units of Advanced BioEnergy, LLC dated October 17, 2007

10.1	Membership Interest Pledge Agreement dated as of October 17, 2007 entered into by Advanced BioEnergy, LLC in favor of PJC Capital, LLC

10.2	Amendment to the Master Loan Agreement entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.3	Statused Revolving Credit Supplement entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.4	Amendment to the Statused Revolving Credit Supplement entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.5	Amendments to the Construction and Term Loan Supplements entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007	ADVANCED BIOENERGY, LLC

	By	/s/ Richard Peterson
Richard Peterson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

4.1	Secured Term Loan Note issued to PJC Capital LLC dated October 17, 2007	Filed Electronically

4.2	Warrant To Purchase Units of Advanced BioEnergy, LLC dated October 17, 2007	Filed Electronically

10.1	Membership Interest Pledge Agreement dated as of October 17, 2007 entered into by Advanced BioEnergy, LLC in favor of PJC Capital, LLC	Filed Electronically

10.2	Amendment to the Master Loan Agreement entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.3	Statused Revolving Credit Supplement entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.4	Amendment to the Statused Revolving Credit Supplement entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.5	Amendments to the Construction and Term Loan Supplements entered into as of October 5, 2007 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically